UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________________
	(2)	Aggregate number of securities to which transaction applies: __________________
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction: __________________
	(5)	Total fee paid: __________________
[ ]	Fee paid previously with preliminary materials: __________________
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid: __________________
	(2)	Form, Schedule or Registration Statement No.: __________________
	(3)	Filing Party: __________________
	(4)	Date Filed: __________________

October 2, 2018

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders ParkerVision, Inc. to be held at 10:00 a.m. Eastern Time on October 30, 2018.  For your convenience, you may attend the Special Meeting online at www.virtualshareholdermeeting.com/PRKR2018SM or in person at 7915 Baymeadows Way, Jacksonville, Florida, 32256.

Proposed Increase in Authorized Common Shares

As a shareholder, you are being asked to approve an amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000 shares. Directors and officers of the Company will be present at the meeting to respond to any questions shareholders may have.

Reasons for the Proposed Share Increase

On September 10, 2018 and September 19, 2018, we consummated the sale of an aggregate of $900,000 and $425,000, respectively, in convertible 5-year promissory notes which are convertible, at the option of the holders, into shares of our common stock at a fixed conversion price of $0.40 and $0.57 per share, respectively (collectively, the “Notes”).  Conversion of the Notes in full would result in the issuance of an aggregate of 2,995,614 shares of common stock, which exceeds the shares of our common stock available for issuance.  We have currently reserved 1,100,000 shares of our common stock for conversion of the Notes.  Under the securities purchase agreements with the holders of the Notes, our Board has agreed to use commercially reasonable efforts to amend our articles of incorporation to increase the number of authorized shares of common stock by at least that number of shares of common stock as equals the outstanding principal balance of the Notes divided by the conversion price.  In addition, we may consummate the sale of additional convertible promissory notes (“Additional Notes”) in the near term.  We expect that any Additional Notes will have substantially the same terms as the Notes we consummated in September, except for the conversion price, maturity date, and interest payment dates.

Approval of the proposed increase in authorized common shares will enable us to reserve a sufficient number of shares of common stock under the Notes and Additional Notes that we may sell, while retaining flexibility to respond to future business needs and opportunities as they arise. The vote required to approve the proposed amendment to our articles of incorporation is the affirmative vote of a majority of the votes cast at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED COMMON STOCK

The Board of Directors welcomes and appreciates the interest of all our shareholders in ParkerVision’s affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. We hope you will attend the Special Meeting, but whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card.

For your convenience, you may call our proxy solicitation advisors Advantage Proxy toll free at

1-877-870-8565 and give your verbal voting instructions in just a few, quick seconds.

Phone 904-732-6100  Fax 904-379-0692  7915 Baymeadows Way, Suite 400, Jacksonville, FL 32256

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

Regardless of the number of shares you own, it is important that they be represented at the Special Meeting of Shareholders.  Your vote matters to us and we need your support.

Please note that if your shares are held in a brokerage account, your broker will not vote your shares for you.  If you want your shares to be voted, you must cast the vote.  If you didn’t receive or have misplaced your proxy materials, if you have any questions or if you need assistance with voting, please contact Advantage Proxy toll free at 1-877-870-8565 or by email at ksmith@advantageproxy.com

Your vote is very important to us. We appreciate your prompt attention to this matter and your continued support of and interest in our Company.

Sincerely,
Jeffrey Parker
Jeffrey Parker
Chief Executive Officer

Phone 904-732-6100  Fax 904-379-0692  7915 Baymeadows Way, Suite 400, Jacksonville, FL 32256

ParkerVision PARKERVISION, INC. 7915 BAYMEADOWS WAY, SUITE 400, JACKSONVILLE, FL 32256 ATTN: INVESTOR RELATIONS VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/PRKR2018SM You may attend the Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Boradridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51677-S76627 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED PARKERVISION, INC. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000 shares of common stock; and 2. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com

E51678-S76627 PARKERVISION, INC. Proxy Solicited by the Board of Directors for the Special Meeting To Be Held on October 30, 2018 The undersigned Shareholder(s) of ParkerVision, Inc., a Florida corporation (the “Company”), hereby appoint(s) Jeffrey Parker with full power of substitution, as the agent, attorney and proxy of the undersigned, to vote the shares standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held on October 30, 2018 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted FOR proposals 1 and 2. The proxy named above is authorized to vote in their discretion upon other business as may properly come before the Special Meeting and any adjournments or postponements thereof. This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on the reverse side.